SUPPLEMENT DATED FEBRUARY 28, 2003
                                                   TO THE TRAVELERS SERIES TRUST
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                               DATED MAY 1, 2002


The following information replaces the "Valuation" section:

VALUATION. We determine current value for a Fund's portfolio securities as follows:

    o securities traded on national securities markets are valued at the closing prices on such markets

    o (except for Equity Income Portfolio and Large Cap Portfolio) securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

    o (Equity Income Portfolio and Large Cap Portfolio only) securities for which no sales prices were reported and U.S. government and agency obligations are valued at the last reported bid prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

    o securities that have a remaining maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market. All other investments are valued at fair value as determined in good faith by the Board.






L - 19950S                                                     February 28, 2003